Exhibit 10.1

October 13, 2009

Mr. Carl E. Berg
Berg & Berg Enterprises, LLC
10050 Bandley Dr.
Cupertino, CA  95014

Re:  Amend Covenants in Loan Agreements

Dear Mr. Berg:

Valance Technology, Inc. (the “Borrower”) and Berg & Berg Enterprises, LLC, are currently parties to two loan agreements: (a) the Loan Agreement dated July 17, 1990, as amended (the “Original Amended Loan Agreement) and (b) the Loan Agreement dated October 5, 2001 (the “New Loan Agreement”)(collectively the “Loan Agreements” or “Loans”).  This letter is to formally document our agreement to amend the Loan Agreements to extend the maturity dates of the Loan Agreements from September 30, 2010 to September 30, 2012.

This letter shall serve as Amendment No. 14 to the Original Amended Loan Agreement and as Amendment No. 6 to the New Loan Agreement.

Kindly indicate your acceptance of the amendments described above by signing and returning the enclosed copy of this letter.

Sincerely,

VALENCE TECHNOLOGY, INC.

/s/ Roger A. Williams
Roger A. Williams
VP Law & General Counsel

ACCEPTED AND AGREED:

BERG & BERG ENTERPRISES, LLC

/s/ Carl E. Berg
Carl E. Berg, Managing Member